SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):      August 13, 2002


                                Banta Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       0-6187                         39-0148550
---------------               ----------------                 -------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


                    225 Main Street, Menasha, Wisconsin 54952
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          (Address of principal executive offices, including zip code)


                                 (920) 751-7777
                         -------------------------------
                         (Registrant's telephone number)

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Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibits are being filed herewith:

               (99.1) Statement Under Oath of Principal Executive Officer
                      Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002.

               (99.2) Statement Under Oath of Principal Financial Officer
                      Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002.


Item 9.   Regulation FD Disclosure.
------    -------------------------

On August 13, 2002, pursuant to Securities Exchange Commission ("SEC") Order No. 4-460, Donald D. Belcher, the principal executive officer of Banta Corporation (the "Company"), filed with the SEC a Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002, and Daniel W. Kiener, the principal financial officer of the Company, filed with the SEC a Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002. The officers executed such statements in the exact form of Exhibit A to the Order. The Company is filing copies of such statements in the form in which such officers executed them as Exhibits 99.1 and 99.2, which are incorporated by reference herein.



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



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BANTA CORPORATION



Date:  August 13, 2002                   By:  /s/ Ronald D. Kneezel
                                             -----------------------------------
                                             Ronald D. Kneezel
                                             Vice President, General Counsel and
                                             Secretary



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


                                BANTA CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                              Dated August 13, 2002


Exhibit
Number
-------

(99.1) Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002.

(99.2) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 13, 2002.




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